Exhibit 99.2

SLIDE 1

NU LOGO   Northeast
          Utilities System


                  Wall Street Utility Group

                        New York, NY

                      November 15, 2004

SLIDE 2

Safe Harbor Provisions

This presentation includes statements concerning the Company's expectations, plans, objectives, future financial performance and other statements that are not historical facts. These statements are "forward looking statements" within the meaning of the Private Litigation Reform Act of 1995. In some cases the reader can identify these forward looking statements by words such as "estimate", "expect", "anticipate", "intend", "plan", "believe", "forecast", "should", "could", and similar expressions. Forward looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward looking statements. Factors that may cause actual results to differ materially from those included in the forward looking statements include, but are not limited to, actions by state and federal regulatory bodies, competition and industry restructuring, changes in economic conditions, changes in weather patterns, changes in laws, expiration or initiation of significant energy supply contracts, regulations or regulatory policy, levels of capital expenditures, developments in legal or public policy doctrines, technological developments, volatility in electric and natural gas commodity markets, and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in our reports to the Securities and Exchange Commission. We undertake no obligation to update the information contained in any forward looking statements to reflect developments or circumstances occurring after the statement is made.

SLIDE 3

Topics for Today
----------------

-    2005 earnings guidance and drivers

-    Competitive businesses

-    Regulated investment plans

-    2004
     -    Financial results

     -    Earnings guidance

SLIDE 4

Projected 2005 Results
----------------------
                                                Key Drivers
Regulated Distribution                         ------------
   & Generation           $0.96 - $1.00    -    Sales Growth
                                           -    Increased Investment
                                           -    Rate Increases

Transmission              $0.26 - $0.30    -    Increased Investment

Competitive              ($0.04) - $0.08   -    Lower New England
                                                wholesale sales

Parent, Other & Cost
  Initiatives            ($0.08) - ($0.13)

Total Northeast
  Utilities               $1.10 - $1.25

SLIDE 5

Competitive Businesses
----------------------

     Net Income            2003*          2004         2005
     ($ Millions)          Actual       Estimate     Estimate

Merchant                    $30        $29 - $31    ($9) - $4

Services                     $2        $ 1 -  $2     $4 -  $6

Total                       $32        $30 - $33    ($5) - $10

* Excludes $36 million SMD write-off

SLIDE 6

NU's Regulated Businesses Have More
Certainty Today
---------------

          Distribution/
           Regulated
           Generation                            Transmission
           ----------                            ------------

-  CL&P 4-year rate case     Done         -  FERC rate case      Done

-  PSNH rate case            Done         -  Appeal of Bethel-
                                             Norwalk             Done

-  Yankee rate case         Settlement    -  Agreement to
                            Pending          replace 1385
                            Approval         line to Long
                                             Island              In place
-  PSNH Northern
    Wood Project            Approved

-  Yankee LNG project       Approved

SLIDE 7

Summary of Rate Plans
---------------------

                                                     Allowed
               Start     End         Rate Increase     ROE
               -----     ---         ------------      ---
CL&P            1/1/05   12/31/05    $25.1 M         9.85%
Distribution    1/1/06   12/31/06    $11.9 M
                1/1/07   12/31/07    $ 7.0 M

PSNH Delivery   10/1/04   5/31/05    $ 3.5 M         N/A
                 6/1/05   N/A        $10.0 M

Yankee Gas
Delivery*        1/1/05   Mid 2007   $14.0 M         9.9%

Transmission     1/1/05   12/31/05   $18-$20 M      11.0%

*Settlement pending


SLIDE 8

Regulated Strategic Plan
------------------------

New England customers require:        NU shareholders can benefit from:
-----------------------------         --------------------------------

-  Expanded transmission system       -  Increased investment
                                         opportunities

-  Upgraded distribution              -  Solid earnings
   facilities                            growth

-  Increased local natural gas         -  Strong credit
   storage                                profile

-  Reduced power plant emissions

SLIDE 9

Regulated Projects
------------------

                                        On-going Projects
[Picture of transmission                -----------------
       line]              -  CL&P distribution         $225 million/yr.
SW CT Transmission
     $1 billion           -  PSNH distribution &
                             generation                $ 80 million/yr.

[Picture of LNG           -  Transmission              $ 60 million/yr.
   facility]
Yankee Gas LNG            -  Yankee distribution       $ 40 million/yr.
   $100 million
                         -  WMECO distribution         $ 30 million/yr.
[Picture of PSNH         ---------------------------------------------
   facility]             Total:                        $435 million/yr.
PSNH Northern Wood
  $75 million


SLIDE 10

Capital Investments Will Exceed Depreciation
--------------------------------------------

Bar Chart comparing Capital Expenditures to Depreciation, measured in millions of $

              2003      2004      2005      2006      2007
              Actual    Projected Projected Projected Projected
              ------    --------- --------- --------- ----------
Cap Ex        $550      $638      $753      $765      $667
Depreciation  $204      $239      $242      $261      $283


              2008      2009
              Projected Projected
              --------- ---------
Cap Ex         $822      $729
Depreciation   $302      $326

SLIDE 11

Regulated Rate Base
-------------------

Bar chart illustrating Regulated Rate Base Cost broken down by Distribution and Generation and Transmission, measured in millions of $


                   2004      2005      2006      2007
                   Projected Projected Projected Projected
                   --------- --------- --------- ---------
Distribution
  and Generation   $2551.4   $2794.0   $3081.6   $3448.8
Transmission       $ 486.4   $494.7    $ 780.6   $ 859.9

                   2008      2009
                   Projected Projected
                   --------- ---------
Distribution
  and Generation    $3674.9  $3867.2
Transmission        $1033.5  $1686.1

SLIDE 12

Today's Balance Sheet
---------------------


Bar chart measuring percentage of leveraged debt, broken down by total debt (excluding RRBs), Preferred and Common
Stock, by subsidiaries


                     NU
                   Consol.    CL&P     PSNH      WMECO**
                   -------    ----     ----      -------
Total Debt
  (Excludes RRBs)   54.6%     54.9%    55.0%     53.8%
Preferred           2.2%       5.8%     0.0%      0.0%
Common             43.2%      39.3%    45.0%     46.2%

                   Yankee
                   Gas*      NGC
                   ----      ---
Total Debt
  (Excludes RRBs)  53.7%     45.4%
Preferred           0.0%      0.0%
Common             46.3%     54.6%


*Excludes acquisition premium      **Excludes $50 million issue to fund
                                     prior spent nuclear fuel trust

SLIDE 13

Cash Requirements 2005-2009
---------------------------

Pie chart showing cash requirements for the period from 2005-2009
(shown in billions of $)

                 Billions $
                 ---------
Net New Financing $ 1.8

Depreciation      $ 1.4

Non-RRB           $ 0.3
Amortization

Earnings
Deferred Taxes
& Other           $ 0.9*
Total:            $ 4.4

*NU has projected that its competitive businesses will contribute steadily increasing earnings and more than $200 million of dividends to parent company cash needs through 2009. If the 2005 New England wholesale bidding outcome is indicative of lower future cash generation and earnings by those businesses and if NU's regulated investment plans are not changed, future consolidated earnings would be negatively impacted. NU could have to seek additional external financing for its planned expenditures in that period.

SLIDE 14

Projected 2004 Results
----------------------

Regulated Distribution & Generation          $0.91 - $0.95

Transmission                                 $0.22 - $0.24

Competitive                                  $0.23 - $0.25

Parent & Other                              ($0.11) - ($0.09)

Total Northeast Utilities                   $1.25 - $1.35

SLIDE 15

NU's Investment Thesis
----------------------

- Unique opportunity to invest in needed energy delivery infrastructure

-   Balance sheet capable of sustaining major investments

-   Solid earnings and dividend growth

- Competitive businesses that need to rebound after prospects for a disappointing 2005

SLIDE 16

                          Questions
                             and
                           Answers
                           -------